Exhibit 99.1

IAC Announces Plan to Spin Off Angi; Reorganizes Leadership

Angi Announces Joey Levin will guide Angi’s next chapter as Executive Chairman

NEW YORK and DENVER, January 13, 2025—IAC (NASDAQ: IAC) announced today its Board of Directors has approved a plan to spin off IAC’s full stake in Angi (NASDAQ: ANGI), a leading platform for home services, to IAC shareholders. IAC will also reorganize its leadership: Joey Levin will leave his role as IAC CEO and become an advisor to the company, with the transition expected to occur upon the completion of the spin-off. Angi concurrently announced its appointment of Mr. Levin as Executive Chairman of Angi. In this role, Mr. Levin will serve as Angi’s senior executive in partnership with Angi CEO Jeff Kip, who will continue to report to Mr. Levin and the Angi Board of Directors, to shape Angi’s next chapter as IAC’s 10th fully independent company.

Following Mr. Levin’s transition, IAC does not intend to appoint a new CEO.  IAC Chief Financial Officer & Chief Operating Officer Christopher Halpin and Chief Legal Officer Kendall Handler will report directly to Barry Diller, Senior Executive and Chairman of IAC.

“Joey Levin has wanted a store of his own for some time and the spin-off of Angi affords him this opportunity. Although IAC will relinquish his services as CEO, we expect that he will continue to advise us for many years. As we approach yet another milestone, IAC does what it does best: evolves. Joey Levin has been an exemplary leader of IAC, creating significant value during his nearly decade-long tenure as IAC CEO,” said Mr. Diller. “Over the last few years Joey has been deeply and personally invested in the transformation of Angi, and with its full independence can drive the company to expand any which way he, Jeff Kip and Angi’s Board desire.”

“I consider myself among the luckiest in the world to have spent the past two decades working with and learning from Barry Diller and the many brilliant minds he has always attracted to his orbit,” said Mr. Levin. “Together we’ve accomplished remarkable things, and we start 2025 with each of our businesses executing winning growth plans, led by exceptionally talented teams.  Each of IAC and Angi has a vigorous future, and I expect to remain an active participant in both. I am energized to partner with Jeff Kip and the leadership team he has organized at Angi to win a large, captivating category that has yet to be tamed.”

The spin-off transaction, which is expected to be tax free, will give IAC shareholders direct ownership of Angi, resulting in IAC and Angi becoming wholly separate entities. IAC expects that the spin-off will be in the form of one share/one vote common stock of Angi, eliminating Angi’s dual-class structure. Today, all of Angi’s high vote shares are owned by IAC. The spin-off will allow IAC management to focus on its broader portfolio as well as new growth opportunities. A simplified IAC is also expected to benefit from an enhanced ability to use its stock to make acquisitions and incentivize employees. As a fully independent company, Angi will benefit from a more attractive equity currency to accelerate growth, whether through M&A, capital formation or talent acquisition, undiluted focus on its specific operating and strategic priorities, and streamlined decision-making.  As a result of the spin-off, each of IAC and Angi is expected to benefit from the ability to allocate its resources to meet the unique needs of its respective business and to implement its optimal capital structure tailored to its strategy and business needs.

The completion of the proposed spin-off transaction is subject to a number of conditions including final approval by the IAC Board of Directors and receipt of a tax opinion. The transaction is expected to close in the first half of 2025 but no sooner than March 31, 2025.

IAC and Angi also announced that, after the close of market trading on Tuesday, February 11, 2025, they will post their respective fourth quarter results at https://ir.iac.com/quarterly-results (IAC) and ir.angi.com/quarterly-earnings (Angi). On Wednesday, February 12 2025, at 8:30 a.m. ET, IAC and Angi Inc. will host a conference call to answer questions regarding the companies’ respective fourth quarter results. The live audiocast and replay will be open to the public through the investor relations section of the IAC site at https://ir.iac.com/quarterly-results and the Angi site at ir.angi.com/quarterly-earnings.

IAC and Angi also affirmed prior financial expectations for the fourth quarter of 2024.

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Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the reorganization of IAC’s leadership, our ability to successfully manage our planned leadership transitions, the proposed spin-off of IAC’s ownership in Angi Inc. and anticipated benefits, business prospects and strategy, the future financial performance of IAC and its businesses, the future financial performance of Angi Inc. as an independent organization, anticipated trends and prospects in the industries in which IAC’s or Angi’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to market our products and services in a successful and cost-effective manner, (ii) the display prominence of links to websites offering our products and services in search results, (iii) changes in our relationship with (or policies implemented by) Google, (iv) our ability to compete with generative artificial intelligence technology and the related disruption to marketing technologies, (v) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (vii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (viii) the ability of IAC’s Digital business to successfully expand the digital reach of its portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to IAC’s Print business (declining revenue, increased paper and postage costs, reliance on a single supplier to print its magazines and potential increases in pension plan obligations), (xi) our ability to establish and maintain relationships with quality and trustworthy professionals and caregivers, (xii) the ability of Angi Inc. to expand its pre-priced offerings, while balancing the overall mix of service requests and directory services on Angi platforms, (xiii) the ability of Angi Inc. to continue to generate leads for professionals given changing requirements applicable to certain communications with consumers, (xiv) our ability to access, collect, use and protect the personal data of our users and subscribers, (xv) our ability to engage directly with users, subscribers, consumers, professionals and caregivers on a timely basis, (xvi) the ability of IAC’s Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of the IAC board of directors, matters subject to stockholder approval and IAC’s operations, (xvii) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xviii) IAC’s inability to freely access the cash of Dotdash Meredith and its subsidiaries, (xix) dilution with respect to investments in either IAC and Angi Inc., (xx) our ability to compete, (xxi) our ability to build, maintain and/or enhance our various brands, (xxii) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxiii) the occurrence of data security breaches and/or fraud, (xxiv) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxv) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxvi) changes in key personnel and risks related to leadership transitions and (xxvii) risks related to the proposed spin-off of IAC’s ownership in Angi Inc. Certain of these and other risks and uncertainties are described in IAC’s and Angi’s respective filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Reports on Form 10-K filed by IAC and Angi with the SEC on February 29, 2024, and subsequent reports that IAC or Angi files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC or Angi's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

About IAC

IAC (NASDAQ: IAC) builds companies. We are guided by curiosity, a questioning of the status quo, and a desire to invent or acquire new products and brands. From the single seed that started as IAC over two decades ago have emerged 11 public companies and generations of exceptional leaders. We will always evolve, but our basic principles of financially-disciplined opportunism will never change. IAC is today comprised of category-leading businesses including Angi Inc. (NASDAQ: ANGI), Dotdash Meredith and Care.com, among many others ranging from early stage to established businesses. IAC is headquartered in New York City with business locations worldwide.

About Angi Inc.

Angi (NASDAQ: ANGI) helps homeowners get home projects done well and helps home professionals grow their business. We started in 1995 with a simple goal to help people find skilled home pros in their area. Now more than 25 years later, we've evolved to help people with everything from finding, booking and hiring a skilled pro, to researching costs, finding inspiration and discovering project possibilities. With an extensive nationwide network of skilled home pros, Angi has helped more than 150 million people maintain, repair, renovate and improve their homes and has helped hundreds of thousands of small local businesses grow.

Contact Us

IAC/Angi Inc. Investor Relations

Mark Schneider

(212) 314-7400

IAC Corporate Communications

Valerie Combs

(212) 314-7251

Angi Inc. Corporate Communications

Emily Do

(303) 963-8352

IAC

555 West 18th Street, New York, NY 10011 (212) 314-7300 http://iac.com

Angi Inc.

3601 Walnut Street, Denver, CO 80205 (303) 963-7200 http://www.angi.com